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                                                                     EXHIBIT 23






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 9, 1996, included in this Form 10-K for the year ended December 31, 1995, into the Company's previously filed registration statement on Form S-8 (File No. 33-24043).



                                        Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 27, 1996